LORD ABBETT SERIES FUND, INC.

Dividend Growth Portfolio

Supplement dated July 6, 2023, to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

May 1, 2023, as supplemented

The following changes are effective July 7, 2023:

The following table replaces the table in the subsection under “Management–Portfolio Managers” on page 7 of the summary and page 8 of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Darnell C. Azeez, Managing Director and Portfolio Manager	2019
Jeffrey Rabinowitz, Portfolio Manager	2020
Subrata Ghose, Portfolio Manager	2021

The following paragraph replaces the fourth paragraph under “Management and Organization of the Funds” beginning on page 21 of the statutory prospectus:

Portfolio Managers. Darnell C. Azeez, Managing Director and Portfolio Manager, heads the Fund’s team. Mr. Azeez joined Lord Abbett in 2002. Additional members of the Fund’s team are Jeffrey Rabinowitz, Portfolio Manager and Subrata Ghose, Portfolio Manager. Messrs. Rabinowitz and Ghose joined Lord Abbett in 2017 and 2011, respectively. Messrs. Azeez, Rabinowitz, and Ghose are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Dividend Growth Portfolio”, in the subsection titled “Portfolio Manager Information–Other Accounts Managed” on page 7-2 of the statement of additional information:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Dividend Growth Portfolio
Darnell C. Azeez	6	11,699.48	0	0	0	0
Jeffrey Rabinowitz	2	3,518.66	0	0	0	0
Subrata Ghose	1	3,518.66	0	0	0	0

Please retain this document for your future reference.